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                                                                    Exhibit 99.4



THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION.


WARRANT NO. 2001-1                                                July 23, 2001


                             CATALINA LIGHTING, INC.


                   WARRANT TO PURCHASE SHARES OF COMMON STOCK


         FOR VALUE RECEIVED, Catalina Lighting, Inc., a Florida corporation (the "Company"), hereby certifies that Sun Catalina Holdings, LLC, a Delaware limited liability company, or its assigns (the "Holder"), is entitled to purchase, on the terms and subject to the conditions contained herein, 763,025 shares (the "Initial Warrant Shares") of the Company's common stock, $.01 par value per share ("Common Stock"), which, when aggregated with the Warrant Shares issuable pursuant to Section 3.4 hereof, represents 16.54% of the Common Stock of the Company outstanding on the date of original issuance of this Warrant, as calculated on a Fully Diluted Basis, at an exercise price of $0.01 per Warrant Share (the "Warrant Purchase Price"), at any time and from time to time during the Exercise Period (as such term is defined below). The number of Warrant Shares is subject to increase as provided in Section 3, and the number of Warrant Shares and the Warrant Purchase Price are subject to adjustment as provided in Section 4. This Warrant is being issued in connection with the consummation of the transactions contemplated by the Amended and Restated Note Purchase Agreement, dated as of July 23, 2001, by and between the Company and the initial Holder, (as it may be amended, supplemented or otherwise modified and in effect from time to time, the "Note Purchase Agreement").

         This Warrant is subject to the following terms and conditions:

         1. DEFINITIONS. Unless otherwise indicated in this Warrant, capitalized terms used and not otherwise defined in this Warrant have the meanings set forth in the Note Purchase Agreement. In addition, the following capitalized terms have the following meanings:

                  "Common Stock" has the meaning set forth in the preamble.

                  "Company" has the meaning set forth in the preamble.

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                  "Convertible Securities" means, when used in this Agreement, any securities or other obligations issued or issuable by the Company or any other Person that are exercisable or exchangeable for, or convertible into, any Capital Stock of the Company.

                  "Current Market Price" per share of Common Stock means, as of any specified date on which the Common Stock is publicly traded, the average of the daily market prices of the Common Stock over the 20 consecutive trading days immediately preceding (and not including) such date. The "daily market price" for each such trading day shall be (i) the closing sales price on such day on the principal securities exchange on which the Common Stock is then listed or admitted to trading or on NASDAQ, as applicable, (ii) if no sale takes place on such day on any such securities exchange or system, the average of the closing bid and asked prices, regular way, on such day for the Common Stock as officially quoted on any such securities exchange or system, (iii) if the Common Stock is not then listed or admitted to trading on any securities exchange or system, the last reported sale price, regular way, on such day for the Common Stock, or if no sale takes place on such day, the average of the closing bid and asked prices for the Common Stock on such day, as reported by NASDAQ or the National Quotation Bureau, (iv) if the Common Stock is not then listed or admitted to trading on any securities exchange and if no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or in The Wall Street Journal. If the daily market price cannot be determined for the 20 consecutive trading days immediately preceding such date in the manner specified in the foregoing sentence, then the Common Stock shall not be deemed to be publicly traded as of such date.

                  "Designated Office" has the meaning set forth in Section 2.1.

                  "DOJ" has the meaning set forth in Section 2.3.

                  "Effective Date" means the issue date of this Warrant.

                  "Equity Rights" means, when used in this Warrant, any warrants, options, stock appreciation rights or other rights to subscribe for or purchase, or obligations to issue, any Capital Stock of the Company, or any Convertible Securities, including, without limitation, any options or similar rights issued or issuable under any employee stock option plan, pension plan or other employee benefit plan of the Company.

                  "Excluded Shares" means, collectively, (i) shares of Common Stock or Equity Rights issued in any of the transactions described in Sections 4.1, 4.2, 4.3 or 4.5, (ii) shares of Common Stock issued after the date hereof upon exercise, exchange or conversion of (A) Equity Rights outstanding on the date hereof, or (B) Equity Rights issued after the date hereof to employees or directors of or consultants to the Company or its Subsidiaries, provided, that each such issuance of Equity Rights has been approved by a majority of the members of the Company's Board of Directors, or (C) this Warrant, or (D) any warrant(s) issued in conjunction with any financing contemplated by the Senior Subordinated Documents on the date hereof, or any refinancing of the Senior Credit Documents on the date hereof, or (E) any and all Equity Rights granted in satisfaction of the obligations of the Company under the Management Agreements, and (iii) shares of Common Stock issued pursuant to a bona fide public offering


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pursuant to a registration statement declared effective by the Commission under the Securities Act.

                  "Exercise Notice" has the meaning set forth in Section 2.1.

                  "Exercise Period" means the period commencing on the Effective Date and ending on (and including) the Expiration Date.

                  "Expiration Date" means July 23, 2011.

                  "Fair Market Value" per share of Common Stock means, as of any specified date:

                           (i) if the Common Stock is publicly traded on such
date, the Current Market Price per share; or

                           (ii) if the Common Stock is not publicly traded (or
deemed not to be publicly traded) on such date, the fair market value per share of Common Stock as determined by an independent valuation of the Catalina Entities and the business conducted by them by an investment banking firm of recognized national standing selected by the mutual written agreement of the Company and the Holder; provided, however, that if the Company and the Holder are unable to mutually agree on any such investment banking firm within 10 days after the date upon which the right or obligation to select an investment banking firm arises, each of the Holder and the Company shall, within three Business Days thereafter, select one investment banking firm, and the two selected firms shall, within three Business Days of their selection, select a third investment banking firm which shall make the relevant determination (which determination shall be final and binding) within 10 Business Days of the submission of this matter to such third firm; and provided further, that, in determining the fair market value per share of Common Stock, such investment banking firm shall not give effect or take into account any "minority discount" but shall value the Company in its entirety on an enterprise basis.

                  "FTC" has the meaning set forth in Section 2.3.

                  "Fully Diluted Basis" shall mean with respect to the Company, all Company Common Stock: (i) issued and outstanding as of the Closing Date;
(ii) issuable upon exercise of the Warrant (as if exercised on the Closing Date after giving effect to the adjustment set forth in Section 3.4); (iii) issued pursuant to the Stock Purchase Agreement; (iv) issuable upon exercise of any warrant (A) issued or to be issued in conjunction with any financing contemplated by the Senior Subordinated Documents on the date hereof (as if exercised on the Closing Date), or (B) issued or to be issued in conjunction with any refinancing of the Senior Credit Documents on the date hereof (as if exercised on the Closing Date); and (v) issued or issuable pursuant to any and all Equity Rights granted or to be granted in satisfaction of the obligations of the Company under the Management Agreements (and with respect to such Equity Rights, if any, as if exercised or converted on the Closing Date).

                  "Holder" has the meaning set forth in the preamble.

                  "HSR Act" has the meaning set forth in Section 2.3.


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                  "Initial Warrant Shares" has the meaning set forth in the
preamble of this Warrant.

                  "Note Purchase Agreement" has the meaning set forth in the preamble of this Warrant.

                  "Other Property" has the meaning set forth in Section 4.5.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder, all as the same shall be in effect at the time.

                   "Warrant" means this Warrant, any amendment or other modification of this Warrant, and any warrants issued upon transfer, division or combination of, or in substitution for, this Warrant or any other such warrant. All such Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Warrant Shares for which they may be exercised.

                  "Warrant Purchase Price" has the meaning set forth in the preamble of this Warrant (as adjusted in accordance with the terms of this Warrant).

                  "Warrant Shares" means, collectively, the Initial Warrant Shares and all additional shares of Common Stock of the Company for which this Warrant becomes exercisable pursuant to Section 3.

         2. EXERCISE.

                  2.1 Exercise; Delivery of Certificates. Subject to the provisions of Section 2.3, this Warrant may be exercised at the option of the Holder, in whole or in part, at any time and from time to time during the Exercise Period, by (a) delivering to the Company at its principal executive office (the "Designated Office") (i) a notice of exercise, in substantially the form attached hereto (the "Exercise Notice"), duly completed and signed by the Holder, and (ii) this Warrant, and (b) paying the Warrant Purchase Price pursuant to Section 2.2 for the number of Warrant Shares being purchased. The Warrant Shares being purchased under this Warrant will be deemed to have been issued to the Holder, as the record owner of such Warrant Shares, as of the close of business on the date on which payment therefor is made by the Holder pursuant to Section 2.2. Stock certificates representing the Warrant Shares so purchased shall be delivered to the Holder within three Business Days after this Warrant has been exercised (or, if applicable, after the conditions set forth in Section 2.3 have been satisfied); provided, however, that in the case of a purchase of less than all of the Warrant Shares issuable upon exercise of this Warrant, the Company shall cancel this Warrant and, within three Business Days after this Warrant has been surrendered, execute and deliver to the Holder a new Warrant of like tenor representing the number of unexercised Warrant Shares. Each stock certificate representing the number of Warrant Shares purchased or purchasable under this Warrant shall be registered in the name of the Holder or, subject to compliance with Applicable Law, such other name as shall be designated by the Holder.


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                  2.2 Payment of Warrant Purchase Price. Payment of the Warrant
Purchase Price may be made, at the option of the Holder, by (i) check, (ii) wire transfer, (iii) instructing the Company to withhold and cancel a number of Warrant Shares then issuable upon exercise of this Warrant with respect to which the excess of the aggregate Fair Market Value over the aggregate Warrant Purchase Price for such canceled Warrant Shares is at least equal to the Warrant Purchase Price for the shares being purchased, (iv) surrender to the Company of shares of Common Stock previously acquired by the Holder with a Fair Market Value equal to the Warrant Purchase Price for the shares then being purchased or
(v) any combination of the foregoing. The Company shall issue fractional shares of Common Stock upon the exercise of this Warrant.

                  2.3 Antitrust Notification. If the Holder determines, in its sole judgment upon the advice of counsel, that an exercise of this Warrant pursuant to the terms hereof would be subject to the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), then the Company shall, within 20 Business Days after receiving notice from the Holder of the applicability of the HSR Act, file with the United States Federal Trade Commission (the "FTC") and the United States Department of Justice (the "DOJ") the notification and report form and any supplemental information required to be filed by it pursuant to the HSR Act in connection with the exercise of this Warrant. Any such notification and report form and supplemental information will be in full compliance with the requirements of the HSR Act. The Company will furnish to the Holder promptly (but in all events within three Business Days) such information and assistance as the Holder may reasonably request in connection with the preparation of any filing or submission required to be filed by the Holder under the HSR Act. The Company shall respond promptly after receiving any inquiries or requests for additional information from the FTC or the DOJ (and in no event more than three Business Days after receipt of such inquiry or request). The Company shall keep the Holder apprised periodically and at the Holder's request of the status of any communications with, and any inquiries or requests for additional information from, the FTC or the DOJ. The Company shall bear all filing or other fees required to be paid by the Company and the Holder (or the "ultimate parent entity" of the Holder, if any) under the HSR Act or any other Applicable Law in connection with such filings and all costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by the Company and the Holder in connection with the preparation of such filings and responses to inquiries or requests. In the event that this Section 2.3 is applicable to any exercise of this Warrant, the purchase by the Holder of the Warrant Shares subject to the Exercise Notice, and the payment by the Holder of the Warrant Purchase Price, shall be subject to the expiration or earlier termination of the waiting period under the HSR Act.

         3. INCREASE IN NUMBER OF WARRANTS.

                  3.1 Upon Compounding o f Interest on the Note. On each date that interest compounds on the Note and is not paid in cash, the number of Warrant Shares for which this Warrant may be exercised shall automatically increase, at no cost to the Holder, by a number of shares equal to the (i) the product of (A) the amount of interest added to the principal on the relevant interest payment date, divided by the original principal amount due under the Note, multiplied by (B) the number of Initial Warrant Shares after giving effect to the adjustment set forth in Section 3.4 and as otherwise adjusted pursuant to
Section 3.2 and Section 3.3.


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

                  3.2 Upon Breach of Capitalization Representation. In the event of a breach by the Company of the representation and warranty set forth in
Section 3.7 of the Note Purchase Agreement (including, without limitation,
Schedule 3.7) with respect to the number of shares of Common Stock issued and outstanding on the date of original issuance of this Warrant, to the extent that the number of Warrant Shares evidenced by this Warrant immediately after the Closing, when aggregated with the Warrant Shares issuable pursuant to Section
3.4 hereof, represent, as calculated herein, a percentage of the issued and outstanding shares of Common Stock on a Fully Diluted Basis on the date of original issuance of this Warrant that is less than 16.54%, then the number of Initial Warrant Shares for which this Warrant may be executed shall automatically increase, at no cost to the Holder, to the number of Initial Warrant Shares such that, if such additional Initial Warrant Shares had been included in this Warrant immediately after the Closing, the number of Initial Warrant Shares issuable upon exercise of this Warrant, when aggregated with the Warrant Shares issuable pursuant to Section 3.4 hereof, would have been equal to 16.54% of the issued and outstanding shares of Common Stock on a Fully Diluted Basis on the date of original issuance of this Warrant, and similar adjustments shall be made to the number of additional Warrant Shares previously issued pursuant to Section 3.1.

                  3.3 Upon Failure to Authorize and Reserve Sufficient Warrant Shares. If shares of Common Stock of the Company are not duly authorized and reserved for the issuance of the Warrant Shares by December 31, 2001, the number of Warrant Shares into which this Warrant may be exercised shall automatically increase, at no cost to the Holders, by an additional 262,500 shares of Common Stock.

                  3.4 Upon an Increase in the Authorized Shares. Upon the approval by the Company's shareholders of an increase in the authorized capital of the Company sufficient to authorize all of the Warrant Shares (after giving effect to the adjustment set forth in this Section 3.4), whether by December 31, 2001 or otherwise, the number of Warrant Shares into which this Warrant may be exercised shall automatically increase, at no cost to the Holders, by an additional 3,141,813 shares of Common Stock.

         4. ADJUSTMENTS TO THE NUMBER OF WARRANT SHARES AND TO THE WARRANT PURCHASE PRICE. The number of Warrant Shares for which this Warrant is exercisable and the Warrant Purchase Price shall be subject to adjustment from time to time as set forth in this Section 4.

                  4.1 Stock Dividends, Subdivisions and Combinations. If at any time the Company:


                           (a) pays a dividend or other distribution on its
Common Stock in shares of Common Stock or shares of any other class or series of Capital Stock,

                           (b) subdivides its outstanding shares of Common Stock
into a larger number of shares of Common Stock, or

                           (c) combines its outstanding shares of Common Stock
into a smaller number of shares of Common Stock,


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then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the kind and number of shares of Common Stock that the Holder would have owned or have been entitled to receive immediately after such record date or effective date had this Warrant been exercised immediately prior to such record date or effective date. Any adjustment made pursuant to this Section 4.1 shall become effective immediately after the effective date of such event, but be retroactive to the record date, if any, for such event.

         Upon any adjustment of the number of Warrant Shares purchasable upon the exercise of this Warrant as herein provided, the Warrant Purchase Price per share shall be adjusted by multiplying the Warrant Purchase Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.

                  4.2 Issuance of Equity Rights. If at any time the Company issues (without payment of any consideration) to all holders of outstanding Common Stock any Equity Rights, then the Company shall also distribute such Equity Rights to the Holder as if this Warrant had been exercised immediately prior to the record date for such issuance.

                  4.3 Distribution of Assets or Securities. If at any time the Company makes a distribution (a "Distribution") to its stockholders (other than in connection with the liquidation, dissolution or winding up of the Company) of any asset or security other than those referred to in Sections 4.1, 4.2, 4.4 or 4.5, then, at the option of Holder, either:

                           (a) the Warrant Purchase Price shall be adjusted and
shall be equal to the Warrant Purchase Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such Distribution multiplied by a fraction (which shall not be less than zero), the numerator of which shall be the Fair Market Value per share of Common Stock on the date fixed for such determination, less the then fair market value of the portion of the assets, or the fair market value of the portion of the securities, as the case may be, so distributed applicable to one share of Common Stock, and the denominator of which shall be the Fair Market Value per share of Common Stock. Such adjustment to the Warrant Purchase Price shall become effective immediately prior to the opening of business on the day immediately following the date fixed for the determination of stockholders entitled to receive such Distribution. Upon any adjustment in the Warrant Purchase Price as provided in this Section 4.3, the number of shares of Common Stock issuable upon the exercise of this Warrant shall also be adjusted and shall be equal to the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Warrant Purchase Price in effect immediately prior to such adjustment and the denominator of which is the Warrant Purchase Price as so adjusted; or

                           (b) the Holder shall have the right to receive that
portion of the amount distributed which a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the Distribution would have owned or received immediately


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after and as a result of such Distribution. Upon the closing of the
Distribution, the Company shall distribute such portion of the amount distributed to the Holder.

                  4.4 Issuance of Equity Securities Under Certain Circumstances.

                           (a) If, at any time after the date hereof, the
Company shall issue or sell (or, in accordance with Section 4.4(b), shall be deemed to have issued or sold) any shares of Common Stock, other than Excluded Shares, without consideration or for a consideration per share that is less than the Fair Market Value per share of Common Stock (but greater than the Warrant Purchase Price) as determined as of the date of such issuance or sale, then, effective immediately upon such issuance or sale, the Warrant Purchase Price shall be reduced (calculated to the nearest $.001 and without regard to any other provisions of this Section 4) to an amount equal to the product obtained by multiplying (i) the Warrant Purchase Price in effect immediately prior to such issuance or sale, by (ii) a fraction, the numerator of which shall be the sum of (A) the product obtained by multiplying (1) the number of shares of Common Stock outstanding (assuming the conversion or exercise, as applicable, of all outstanding Equity Rights) immediately prior to such issuance or sale by (2) the Fair Market Value per share of Common Stock as of the date of such issuance or sale, plus (B) the cash consideration, if any, received by the Company upon such issuance or sale, and the denominator of which shall be the product obtained by multiplying (C) the number of shares of Common Stock outstanding (assuming the conversion or exercise, as applicable, of all outstanding Equity Rights) immediately after such sale or issuance, by (D) the Fair Market Value per share of Common Stock as of the date of such issuance or sale. Upon each such adjustment of the Warrant Purchase Price hereunder, the number of Warrant Shares which may be obtained upon exercise of this Warrant shall be increased to the number of shares determined by multiplying (x) the number of Warrant Shares which could be obtained upon exercise of such Warrant immediately prior to such adjustment by (y) a fraction, the numerator of which shall be the Warrant Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Purchase Price in effect immediately after such adjustment. Adjustments shall be made successively whenever such an issuance or sale is made.

                           (b) For the purpose of determining the adjusted
Warrant Purchase Price under Section 4.4(a), the following shall be applicable:

                                    (i) Issuance of Options. If the Company in
any manner issues or grants any Options or Convertible Securities and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than, the Fair Market Value per share of Common Stock determined as of the date of such issuance or grant of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options (or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options) shall be deemed to be outstanding and to have been issued and sold by the Company for such lower price per share. For purposes of this paragraph, the price per share for which Common Stock is issuable upon exercise of Options or upon conversion or exchange of Convertible Securities issuable upon exercise of Options shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuing or granting of such Options, plus the minimum aggregate amount of



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additional consideration payable to the Company upon the exercise of all such
Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options.

                                    (ii) Issuance of Convertible Securities. If
the Company in any manner issues or grants any Convertible Securities having an exercise or conversion or exchange price per share of Common Stock which is less than, the Fair Market Value per share of Common Stock determined as of the date of issuance or sale, then the maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such lower price per share. For purposes of this paragraph, the price per share for which Common Stock is issuable upon conversion or exchange of Convertible Securities is determined by dividing (A) the total amount received by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

                                    (iii) Change in Equity Price or Conversion
Rate. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issuance, conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, then the Warrant Purchase Price in effect at the time of such change shall be readjusted to the Warrant Purchase Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares shall be correspondingly readjusted.

                                    (iv) Calculation of Consideration Received.
If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, then the consideration received therefor shall be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for consideration other than cash, then the amount of consideration received by the Company shall be the fair value of such consideration determined in good faith by the Board of Directors of the Company, subject to the Holder's rights under
Section 4.7(e).

                                    (v) Treasury Shares. The number of shares of
Common Stock outstanding at any time does not include shares owned or held by or for the account of the Company or any Subsidiary of the Company, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

                                    (vi) Record Date. If the Company takes a
record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other



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Distribution payable in Common Stock, Options or Convertible Securities or (B)
to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such Distribution or the date of the granting or such right of subscription or purchase, as the case may be.

No adjustment shall be made pursuant to this Section 4.4 with respect to the issuance of Excluded Shares.

                  4.5 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. If at any time the Company reorganizes its capital, reclassifies its capital stock, consolidates, merges or combines with or into another Person (where the Company is not the surviving corporation or where there is any change whatsoever in, or Distribution with respect to, the outstanding Common Stock), or the Company sells, transfers or otherwise disposes of all or substantially all of its property, assets or business to another Person, other than in a transaction provided for in Sections 4.1, 4.2, 4.3, 4.4 or 4.6, and, pursuant to the terms of such reorganization, reclassification, consolidation, merger, combination, sale, transfer or other disposition of assets, (i) shares of capital stock of the successor or acquiring Person or of the Company (if it is the surviving corporation) or (ii) any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring Person or the Company ("Other Property") are to be received by or distributed to the holders of Common Stock who are holders immediately prior to such transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock, common stock of the successor or acquiring Person, and/or Other Property which holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event would have owned or received immediately after and as a result of such event. In such event, the aggregate Warrant Purchase Price otherwise payable for the Warrant Shares issuable upon exercise of this Warrant shall be allocated among such securities and Other Property in proportion to the respective fair market values of such securities and Other Property as determined in good faith by the Board of Directors of the Company, subject to the Holder's rights under Section 4.7(e).

                  In case of any such event set forth in this Section 4.5, prior to the exercise of this Warrant, the successor or acquiring Person (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as the Holder may approve in writing (and memorialized by resolutions of the Board of Directors of the Company) in order to provide for adjustments of any shares of common stock of such successor or acquiring Person for which this Warrant thus becomes exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this Section 4.5. For purposes of this Section 4, "common stock of the successor or acquiring Person" shall include stock or other equity securities, or securities that are exercisable or exchangeable for or convertible into equity securities, of such corporation, or other securities if such Person is not a corporation, of any class that is not preferred as to dividends or assets over any other class of stock of such corporation or Person and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.5 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers and other dispositions of assets.

                  4.6 Dissolution, Total Liquidation or Winding-Up. If at any time there is a voluntary or involuntary dissolution, total liquidation or winding-up of the Company, other than as contemplated by Section 4.5, then the Company shall cause to be mailed (by registered or certified mail, return receipt requested, postage prepaid) to the Holder at the Holder's address as shown on the Warrant register, at the earliest practicable time (and, in any event, not less than 30 calendar days before any date set for definitive action) written notice of the date on which such dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the record holders of shares of Common Stock shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding-up, as the case may be. On such date, the Holder shall be entitled to receive upon surrender of this Warrant the cash or other property, less the Warrant Purchase Price for this Warrant then in effect, that the Holder would have been entitled to receive had this Warrant been exercised immediately prior to such dissolution, liquidation or winding-up. Upon receipt of the cash or other property, any and all rights of the Holder to exercise this Warrant shall terminate in their entirety. If the cash or other property distributable in the dissolution, liquidation or winding-up has a fair market value which is less than the Warrant Purchase Price for this Warrant then in effect, this Warrant shall terminate and be of no further force or effect upon the dissolution, liquidation or winding-up.

                  4.7 Other Provisions Applicable to Adjustments Under this Section. The following provisions shall be applicable to the adjustments provided for pursuant to this Section 4:

                           (a) When Adjustments To Be Made. The adjustments
required by this Section 4 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                           (b) Record Date. If the Company fixes a record date
of the holders of Common Stock for the purpose of entitling them to (i) receive a dividend or other Distribution payable in shares of Common Stock or in shares of any other class or series of capital stock or securities convertible into or exchangeable for Common Stock or shares of any other class or series of capital stock or (ii) subscribe for or purchase shares of Common Stock or such other shares or securities, then all references in this Section 4 to the date of the issuance or sale of such shares of Common Stock or such other shares or securities shall be deemed to be references to that record date.

                           (c) When Adjustment Not Required. If the Company
fixes a record date of the holders of its Common Stock for the purpose of entitling them to receive a dividend or Distribution or subscription or purchase rights to which the provisions of Section 4.1 would apply, but shall, thereafter and before the Distribution to stockholders, legally abandon its plan to pay or deliver such dividend, Distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                           (d) Notice of Adjustments. Whenever the number of
shares of Common Stock for which this Warrant is exercisable or the Warrant Purchase Price shall be adjusted or recalculated pursuant to this Section 4, the Company shall immediately prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment or recalculation and the method by which such adjustment or recalculation was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.5) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any related change in the Warrant Purchase Price, after giving effect to such adjustment, recalculation or change. The Company shall mail (by registered or certified mail, return receipt requested, postage prepaid) a signed copy of the certificate to be delivered to the Holder within three Business Days of the event which caused the adjustment or recalculation. The Company shall keep at the Designated Office copies of all such certificates and cause them to be available for inspection at the Designated Office during normal business hours by the Holder or any prospective transferee of this Warrant designated by the Holder.

                           (e) Challenge to Good Faith Determination. Whenever
the Board of Directors of the Company is required to make a determination in good faith of the fair market value of any matter under this Warrant, or any matter that may affect the value of this Warrant, such determination may be challenged by the Holder. If the Holder (or such Holders, as the case may be) wishes to challenge any such fair market value determination, it (or they) shall furnish written notice to the Company of its (or their) intention to challenge the same. If the Company and the Holder (or such Holders, as the case may be) cannot resolve the dispute between or among themselves, then such dispute shall be submitted for final determination to an investment banking firm pursuant to the valuation procedures set forth in clause (ii) under the definition of Fair Market Value. The Company shall bear any and all costs incurred by the Company and the Holder (or such Holders, as the case may be) in connection with the determination of the Fair Market Value of this Warrant or the Warrant Shares, and any challenge or dispute thereof, including, without limitation, all fees and expenses of any investment banking, valuation or accounting firms engaged by the Company or the Holder and of attorneys in connection with such calculation.

                           (f) Independent Application. Except as otherwise
provided herein, all subsections of this Section 4 are intended to operate independently of one another (but without duplication). If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect without duplication.

                           (g) Par Value. Notwithstanding any provision herein,
in the event that any adjustment to the Warrant Purchase Price reduces the Warrant Purchase Price to an amount that is less than the par value of the Common Stock at the time of exercise of this Warrant, the Company shall transfer from additional paid in capital to stated capital that amount necessary so that the Warrant Shares will be, upon issuance, fully paid and non-assessable.

         5. MISCELLANEOUS.

                  5.1 Restrictive Legend. This Warrant, any Warrant issued upon transfer of this Warrant and any Warrant Shares issued upon exercise of this Warrant or any portion thereof shall be imprinted with the following legend, in addition to any legend required under applicable state securities laws:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION OR QUALIFICATION THEREFROM.

                  The legend shall be appropriately modified upon issuance of certificates for shares of Common Stock.

                  Upon request of the holder of a Common Stock certificate, the Company shall issue to that holder a new certificate free of the foregoing legend, if, with such request, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that the securities evidenced by such certificate may be sold without restriction under Rule 144 (or any other rule permitting resales of securities without restriction) promulgated under the Securities Act.

                  5.2 Holder Entitled to Benefits Under Other Agreements. The Holder is entitled to certain benefits and privileges with respect to this Warrant and the Warrant Shares pursuant to the terms of the Note Purchase Agreement and certain other Investment Documents. Without limiting the generality of the foregoing, the Warrant Shares issuable upon exercise of this Warrant (or upon conversion of any shares of Common Stock issued upon such exercise) shall constitute "Registrable Securities" (as such term is defined in the Registration Rights Agreement dated of even date herewith (the "Registration Rights Agreement") between the Company and the initial Holder). Each Holder is also entitled to all of the benefits available to a holder of any Registrable Securities under the Registration Rights Agreement.

                  5.3 Other Covenants. Without limiting the generality of
Section 5.2, the Company covenants and agrees that, as long as this Warrant remains outstanding or any Warrant Shares are issuable with respect to this Warrant, the Company will perform all of the following covenants for the express benefit of the Holder: (a) the Warrant Shares shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock; (b) each Holder shall, upon the exercise thereof in accordance with the terms hereof, receive good and marketable title to the Warrant Shares, free and clear of all voting and other trust arrangements to which the Company is a party, and to which the Holder is not a party, or by which it is bound, preemptive rights of any stockholder, liens, encumbrances, equities and claims whatsoever, including, but not limited to, all Taxes, Liens and other charges with respect to the issuance thereof; (c) promptly following the Closing, the Company shall solicit the written consent of its shareholders or call a special meeting of shareholders to increase the number of duly authorized shares of Common Stock to ________ shares of Common Stock. From and after the date that the number of duly authorized shares of Common Stock of the Company is increased above the number of shares of Common Stock duly authorized on the Closing Date, and prior to the Expiration Date, the Company shall have reserved for issuance a sufficient number of authorized but unissued shares of Common Stock, or other securities or property for which this Warrant may then be exercisable, to permit this Warrant (or if this Warrant has been divided, all outstanding Warrants) to be exercised in full; and (d) the Company shall provide each Holder with notice of all corporate actions in the same manner and to the same extent as the shareholders of the Company.

                  5.4 Dividends. If the Company declares or pays a dividend or makes any other distribution upon its Common Stock (other than any stock dividend for which an adjustment is made pursuant to Section 4), then the Company will pay to the Holder of this Warrant at the time of payment thereof such dividend or distribution which would have been paid to such Holder had such Warrant been fully exercised immediately prior to the date on which a record is taken for such dividend or distribution or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

                  5.5 Issue Tax. The issuance of this Warrant and of shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue tax in respect thereof.

                  5.6 Closing Of Books. The Company will at no time close its transfer books against the transfer of this Warrant or of any Warrant Shares in any manner which interferes with the timely exercise hereof.

                  5.7 No Voting Rights; Limitation Of Liability. Except as expressly set forth in this Warrant, nothing contained in this Warrant shall be construed as conferring upon the Holder (a) the right to vote or consent as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matter, (b) the right to receive dividends, except as set forth in Section 4 or (c) any other rights as a stockholder of the Company, except as set forth in Section 4. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

                  5.8 Modification And Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement is sought.

                  5.9 Notices. All notices, demands, requests, consents, approvals or other communications (collectively, "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given on the next business day following delivery of such notice to a reputable air courier service.

         To Company:         Catalina Lighting, Inc.
                             18191 NW 68th Avenue
                             Miami, FL  33015
                             Attention:  Robert Hersh

                             Telefax:  (305) 827-3994

         with a copy to:     Gibson, Dunn & Crutcher LLP
                             1050 Connecticut Avenue, N.W.
                             Washington, DC  20036
                             Attention:  John F. Olson, Esq. or
                                         Ronald O. Mueller, Esq.

                             Telefax:  (202) 467-0539

         and a copy to:      J. Parker Ailstock, PA
                             2615 N.W. 5th Place
                             Gainesville, FL  32607

                             Telefax:  (352) 378-5879

         To Purchaser:       Sun Catalina Holdings, LLC
                             c/o Sun Capital Partners, Inc.
                             5200 Town Center Circle
                             Suite 470
                             Boca Raton, Florida 33486
                             Attention:  Marc J. Leder
                                         Rodger R. Krouse
                                         C. Deryl Couch, Esq.

                             Telefax:  (561) 394-0540

         with a copy to:     Morgan, Lewis & Bockius LLP
                             One Oxford Centre, Thirty-Second Floor
                             301 Grant Street
                             Pittsburgh, PA 15219
                             Attention:  David A. Gerson, Esq.

                             Telefax:  (412) 560-3399

                  5.10 Successors and Assigns. The Company may not assign any of its rights, or delegate any of its obligations, under this Warrant without the prior written consent of the Holder (which consent may be withheld for any reason or no reason at all). The Holder may not assign this Warrant, in whole or in part, or delegate its obligations at any time or from time to time without the prior written consent of the Company; provided, that no such consent shall be required for any transfer or assignment of a proportional part of this Warrant coincident with an assignment of the Note by the Holder permitted under
Section 14 of the Note. Each assignment of this Warrant, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with appropriate instruments of assignment, duly filled in and executed. Upon such surrender and delivery, the Company shall, at its own expense, within three Business Days execute and deliver a new Warrant or Warrants in the name of the assignee or assignees specified in such assignment and in the denominations specified therein and this Warrant shall promptly be canceled. If any portion of this Warrant is not being assigned, the Company shall, at its own expense, within three Business Days issue to the Holder a new Warrant evidencing the portion not so assigned. If the Holder assigns this Warrant to one or more Persons, any decisions that the Holder is entitled to make at any time hereunder shall be made by the Holders holding more than 50% of the aggregate number of Warrant Shares issuable upon exercise of all of the then exercisable Warrants.

                  This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns, and shall include, with respect to the Company, any Person succeeding the Company by merger, consolidation, combination or acquisition of all or substantially all of the Company's assets, and in such case, except as expressly provided herein and in the Note Purchase Agreement, all of the obligations of the Company hereunder shall survive such merger, consolidation, combination or acquisition.

                  5.11 Captions; Construction and Interpretation. The captions in this Warrant are for convenience of reference only, do not constitute a part of this Agreement and are not to be considered in construing or interpreting this Warrant. All section, preamble, recital, exhibit, schedule, disclosure schedule, annex, clause and party references are to this Warrant unless otherwise stated. No party, nor its counsel, shall be deemed the drafter of this Warrant for purposes of construing the provisions of this Warrant, and all provisions of this Warrant shall be construed in accordance with their fair meaning, and not strictly for or against any party.

                  5.12 Lost Warrant or Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or of a stock certificate evidencing Warrant Shares and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant or stock certificate, the Company shall make and deliver to the Holder, within three Business Days of receipt by the Company of such documentation, a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

                  5.13 No Impairment. The Company shall not by any action, including, without limitation, amending its charter documents or regulations or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will
(i) not increase the par value (if any) of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, encumbrances, equities and claims, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  5.14 Governing Law. This Warrant shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the United States District Court sitting in the Southern District of New York, and of the Supreme Court of the State of New York sitting in New York county and any appellate court from any thereof, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

                  5.15 Remedies. If the Company fails to perform, comply with or observe any covenant or agreement to be performed, complied with or observed by it under this Warrant, the Holder may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Warrant or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Warrant or to enforce any other legal or equitable right, or to take any one or more of such actions. The Company hereby agrees that the Holder shall not be required or otherwise obligated to, and hereby waives any right to demand that the Holder, post any performance or other bond in connection with the enforcement of its rights and remedies hereunder. The Company agrees to pay all fees, costs, and expenses, including, without limitation, fees and expenses of attorneys, accountants and other experts retained by the Holder, and all fees, costs and expenses of appeals, incurred or expended by the Holder in connection with the enforcement of this Warrant or the collection of any sums due hereunder, whether or not suit is commenced. None of the rights, powers or remedies conferred under this Warrant shall be mutually exclusive, and each right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Warrant or now or hereafter available at law, in equity, by statute or otherwise.

                  5.16 Waiver of Trial By Jury. Each of the Company and the Holder hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Warrant or the transactions contemplated hereby, or the actions of the Holder in the negotiation, administration, performance or enforcement hereof.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and issued by its duly authorized representatives on the date first above written.

                                             CATALINA LIGHTING, INC.


                                             By:  /s/ Robert Hersh
                                                  -----------------------
                                             Name:  Robert Hersh
                                             Title: President and
                                                    Chief Executive Officer

                             CATALINA LIGHTING, INC.

                          FORM OF EXERCISE SUBSCRIPTION

                (To be signed only upon exercise of this Warrant)

         The undersigned hereby irrevocably elects to exercise its Warrant to purchase __________________________________________________ (_______) shares of
Common Stock for an aggregate Warrant Purchase Price of_________________________________ Dollars ($______).

         [If the Holder has determined upon advice of counsel that compliance with the HSR Act is required, include the following sentences: "The undersigned has determined that this exercise is subject to the HSR Act and requests that the Company file the requisite notification and report form with, and pay all requisite filing fees to, the FTC and the DOJ as promptly as possible. The purchase of the shares described above and the payment of the Warrant Purchase Price are subject to the expiration or earlier termination of the waiting period under the HSR Act."]

         The Warrant Purchase Price to be paid as follows (check as applicable):

             ___  Company check in the amount of $_________;
             ___  Wire transfer in the amount of $_________;
             ___  Cancellation of _________________________ Warrant Shares; or
             ___  Surrender of __________________ shares of Common Stock.

         The undersigned hereby requests that [if the Holder has determined upon advice of counsel that compliance with the HSR Act is required, include the following phrase: "upon the expiration or earlier termination of the waiting period under the HSR Act"] a certificate(s) for the shares of Common Stock be issued in the name of ___________________, and delivered to, _______________, whose address is _________________________.

         The undersigned represents that it is acquiring such shares of Common Stock for its own account for investment purposes only and not with a view to or for sale in connection with any distribution thereof, and, as to the undersigned, the representations and warranties of the Purchaser set forth in
Section 4 of the Note Purchase Agreement are true and correct on the date hereof as if made by the undersigned on this date.

Dated: _______________
                            Name of the Holder (must conform precisely to the name specified on the face of the Warrant)


                            Signature of authorized representative of the Holder


                            Print or type name of authorized representative

                            Social Security Number or Employer
                            Tax Identification Number of the Holder:

                            Address of the Holder: